                                                               FILE NOS: 2-53757
                                                                        811-2571

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                            NOTICE OF ANNUAL MEETING

                                                                   March 4, 1996

To Variable Annuity Contract Owners:

     Notice is hereby given that the Annual Meeting of Variable Annuity Contract Owners of The Travelers Quality Bond Account for Variable Annuities ("Account QB") will be held at its offices at One Tower Square, Hartford, Connecticut, on Friday, April 19, 1996 at 8:30 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualify.

          2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of Account QB for the year ending December 31, 1996.

          3. To act on any and all other business as may properly come before the meeting.

     The close of business on February 16, 1996 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.

                                                /s/ ERNEST J. WRIGHT

                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

   PROXY STATEMENT FOR THE ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                      TO BE HELD ON FRIDAY, APRIL 19, 1996

     THE BOARD OF MANAGERS OF THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT QB) SOLICITS YOUR PROXY FOR USE AT THE ANNUAL MEETING OF CONTRACT OWNERS AND AT ANY ADJOURNMENT OF IT. The annual meeting will be held at 8:30 a.m. on Friday, April 19, 1996, at the offices of Account QB, One Tower Square, Hartford, Connecticut. This proxy material is expected to be mailed to Contract Owners on or about March 4, 1996.

VOTE BY PROXY

     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account QB's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the election of the five nominees for members of the Board of Managers listed in this proxy statement and for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1996.

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by The Travelers Insurance Company ("Travelers Insurance"), the issuer of the variable annuity contracts that use Account QB as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account QB, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE

     Only Contract Owners of record at the close of business on February 16, 1996 (the record date) will be entitled to notice of and to vote at the annual meeting. On the record date, there were 36,688,062 units of Account QB outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of January 31, 1996, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.

VOTE REQUIRED

     Approval of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the voting securities present at the meeting.

ANNUAL REPORT

     Account QB's Annual Report containing financial statements for the fiscal year ended December 31, 1995 was mailed to Contract Owners of record as of December 31, 1995. Copies of the Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling (860) 277-3525.

1.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 18, 1996.

                                                                                   CONTRACTS
    NOMINEE FOR                                                                      OWNED
      MEMBER                             PRINCIPAL OCCUPATION                       12/31/95
-------------------   ----------------------------------------------------------   ----------
Heath B. McLendon*    Managing Director (1993-present), Smith Barney Inc.             None
      Age 62          ("Smith Barney"); Chairman (1993-present), Smith Barney
 Member Since 1995    Strategy Advisors, Inc.; President (1994-present), Smith
                      Barney Mutual Funds Management Inc.; Chairman and Director
                      of forty-one investment companies associated with Smith
                      Barney; Chairman, Board of Trustees, Drew University;
                      Trustee, The East New York Savings Bank; Advisory
                      Director, First Empire State Corporation; Chairman, Board
                      of Managers, seven Variable Annuity Separate Accounts of
                      The Travelers Insurance Company+; Chairman, Board of
                      Trustees, five Mutual Funds sponsored by The Travelers
                      Insurance Company++; prior to July 1993, Senior Executive
                      Vice President of Shearson Lehman Brothers Inc.
  Knight Edwards      Of Counsel (1988-present), Partner (1956-1988), Edwards &       None
      Age 72          Angell, Attorneys; Member, Advisory Board (1973-1994),
 Member Since 1975    thirty-one mutual funds sponsored by Keystone Group, Inc.;
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.
Robert E. McGill, III Retired manufacturing executive. Director (1983-1995),          None
      Age 64          Executive Vice President (1989-1994) and Senior Vice
 Member Since 1975    President, Finance and Administration (1983-1989), The
                      Dexter Corporation (manufacturer of specialty chemicals
                      and materials); Vice Chairman (1990-1992), Director
                      (1983-1995), Life Technolo-

                                                                                   CONTRACTS
    NOMINEE FOR                                                                      OWNED
      MEMBER                             PRINCIPAL OCCUPATION                       12/31/95
-------------------   ----------------------------------------------------------   ----------
                      gies, Inc. (life science/biotechnology products); Director
                      (1994-present), The Connecticut Surety Corporation (insur-
                      ance); Director (1995-present) Calbiochem Novachem Inter-
                      national (life science/biotechnology products); Director
                      (1995-present), Chemfab Corporation (specialty materials
                      manufacturer); Member, Board of Managers, seven Variable
                      Annuity Separate Accounts of The Travelers Insurance Com-
                      pany+; Trustee, five Mutual Funds sponsored by The
                      Travelers Insurance Company++.
   Lewis Mandell      Dean, College of Business Administration (1995-present),        None
      Age 53          Marquette University; Professor of Finance (1980-1995) and
 Member Since 1990    Associate Dean (1993-1995), School of Business
                      Administration, and Director, Center for Research and
                      Development in Financial Services (1980-1995), University
                      of Connecticut; Director (1992-present), GZA
                      Geoenvironmental Tech, Inc. (engineering services);
                      Member, Board of Managers, seven Variable Annuity Separate
                      Accounts of The Travelers Insurance Company+; Trustee,
                      five Mutual Funds sponsored by The Travelers Insurance
                      Company++.
  Frances M. Hawk     Portfolio Manager (1992-present), HLM Management Company,       None
      Age 48          Inc. (investment management); Assistant Treasurer, Pen-
 Member Since 1991    sions and Benefits Management (1989-1992), United
                      Technologies Corporation (broad-based designer and
                      manufacturer of high technology products); Member, Board
                      of Managers, seven Variable Annuity Separate Accounts of
                      The Travelers Insurance Company+; Trustee, five Mutual
                      Funds sponsored by The Travelers Insurance Company++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act") by virtue of his position as Managing Director of Smith Barney and Director of The Travelers Investment Management Company, the investment adviser to some of the Separate Accounts, both indirect wholly owned subsidiaries of Travelers Group Inc.

   Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected, or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account QB's Nominating Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1995, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account QB's Secretary prior to December 31, 1996.

MEETINGS

     There were four meetings of the Board of Managers of Account QB during 1995. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS

     Members of the Board of Managers who are also employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $17,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,000 for each meeting of such Boards attended. As indicated under "Distribution and Management Agreement" on page 7, such compensation is currently paid by Travelers Insurance.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, taken on January 18, 1996, by a unanimous vote, cast in person, including those members of the Board of Managers who are not interested persons of Account QB, to select the firm of Coopers & Lybrand L.L.P. as the independent accountants of Account QB for the fiscal year ending December 31, 1996. A representative from Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to Account QB by Coopers & Lybrand L.L.P. were in connection with the audit function for the year 1995 and included primarily the examination of Account QB's financial statements and the review of filings made with the Securities and Exchange Commission.

     Account QB's Audit Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight

Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. The Audit Committee reviews the services performed by Coopers & Lybrand L.L.P. During the fiscal year ended December 31, 1995, the Audit Committee held one meeting.

                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account QB's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 1, 1996.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

THE INVESTMENT ADVISER

     Travelers Asset Management International Corporation ("TAMIC"), One Tower Square, Hartford, Connecticut, serves as investment adviser to Account QB pursuant to an Investment Advisory Agreement dated December 30, 1992 (the "Advisory Agreement"). The Advisory Agreement was approved by a vote of Contract Owners at their annual meeting held on April 23, 1993.

     Under the terms of the Advisory Agreement, TAMIC is paid an amount equivalent to 0.3233% on an annual basis of the value of Account QB's assets. The advisory fees paid by Account QB for the fiscal year ended December 31, 1995, were $547,715.

     As required by the 1940 Act, the Advisory Agreement will continue in effect for a period of more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Managers, or (ii) by a vote of a majority of the outstanding voting securities of Account QB. In addition, and in either event, the terms of the Advisory Agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board of Managers is furnished such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. The Advisory Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of Account QB; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Managers or by a vote of a majority of the outstanding voting securities of Account QB; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of Account QB.

     TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC currently manages assets of over $4.6 billion. TAMIC is a wholly owned subsidiary of The Travelers Insurance Group, Inc. (One Tower Square, Hartford, Connecticut), which is an indirectly wholly owned subsidiary of Travelers Group Inc. (388 Greenwich Street, New York, New York). As of December 31, 1995, no person or entity was known to be a beneficial owner of 10% or more of the voting securities of Travelers Group Inc.

     The principal executive officers and directors of TAMIC are set forth in the following table along with their addresses and principal occupations, as well as their respective positions with registered investment companies for which TAMIC currently acts as investment adviser.

                                  POSITION WITH
                                    TRAVELERS
   NAME AND ADDRESS OF           ASSET MANAGEMENT         POSITION WITH
   PRINCIPAL EXECUTIVE            INTERNATIONAL         OTHER INVESTMENT
 OFFICER AND DIRECTORS(1)          CORPORATION            COMPANIES(2)          PRINCIPAL OCCUPATION
--------------------------    ----------------------    -----------------    --------------------------
Marc P. Weill                 Director, Chairman and                         Chief Investment Officer,
                              President                                      Travelers Insurance
David A. Tyson                Director and                                   Senior Vice President,
                              Senior Vice President                          Investments
                                                                             Travelers Insurance
Joseph E. Rueli, Jr.          Director                                       Vice President
                                                                             Travelers Insurance
F. Denney Voss                Director                                       Senior Vice President
                                                                             Travelers Group Inc.
                                                                             388 Greenwich Street
                                                                             New York, New York
John R. Britt                 Director and                                   Counsel and Assistant
                              Corporate Secretary                            Secretary
                                                                             Travelers Insurance

---------------
(1) The address for all of the named persons is The Travelers Insurance Company, One Tower Square, Hartford, Connecticut.

(2) Investment companies currently managed by TAMIC: The Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Bond Account for Variable Annuities; Cash Income Trust; High Yield Bond Trust; Managed Assets Trust and the U.S. Government Securities Portfolio and three Zero Coupon Bond Fund Portfolios (Series 1998, 2000 and 2005) of The Travelers Series Trust.
--------------------------------------------------------------------------------

     Investment advice and decisions for each of TAMIC's clients are made in accordance with their investment objectives and policies. Securities considered for investment by Account QB are also usually considered appropriate for investment by other clients served by TAMIC. When the same investment advice or decision is made for more than one client at or about the same time and purchases or sales are made pursuant thereto, transactions in such securities are generally allocated daily among the clients pro rata in relation to the size of the order, using the daily average price. It is recognized that in some cases this practice could have a detrimental effect on the price or volume of securities being bought or sold by Account QB, while in other cases it may produce better executions or lower brokerage rates.

DISTRIBUTION AND MANAGEMENT AGREEMENT

     Tower Square Securities, Inc. ("Tower Square") (formerly Travelers Equities Sales, Inc.), One Tower Square, Hartford, Connecticut, is the principal underwriter for Account QB. Tower Square is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is an indirectly wholly owned subsidiary of Travelers Group Inc.

     Under the terms of the Distribution and Management Agreement, Travelers Insurance provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by Travelers Insurance and funded by Account QB, and assumes the risk of minimum death benefits, as applicable. For providing mortality and expense risk guarantees, Travelers Insurance receives compensation in an amount equivalent to 1.0017% on an annual basis of the value of the net assets of Account QB for variable annuity contracts issued on or before May 16, 1983, and 1.25% for variable annuity contracts issued after May 16, 1983. Tower Square performs all sales functions relative to the sale and distribution of the Contracts. Tower Square receives no compensation for its services as principal underwriter.

     During 1995, Travelers Insurance received $128,907 for sales and administrative expenses, and $1,990,477 for mortality and expense guarantees, for a total of $2,119,384 under the Distribution and Management Agreement. Travelers Insurance pays all sales costs and costs of qualifying Account QB and its contracts with regulatory authorities, as well as all printing costs and costs of proxy solicitation, sales literature, custodian, accountants' and legal fees, and compensation of the Board of Managers. Travelers Insurance also provides without cost to Account QB all necessary office space, facilities and personnel to manage its affairs.

     The Distribution and Management Agreement will, as required by the 1940 Act, continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Managers, or (ii) by a vote of a majority of the outstanding voting securities of Account QB. In addition, and in either event, the terms of the Distribution and Management Agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the Distribution and Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Board of Managers of Account QB, including those members of the Board of Managers who are not interested persons of Account QB, voting in person on January 18, 1996, at a meeting called for the purpose of voting on such approval, by unanimous action voted to approve continuance of the Distribution and Management Agreement.

3.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                                 THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                                PROXY STATEMENT
    VG-102                                                              1996

          THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
Proxy for the Annual Meeting of Contract Owners to be held on April 19, 1996

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Quality Bond Account for Variable Annuities which the undersigned is entitled to vote at the Annual Meeting of Contract Owners to be held at 8:30 a.m. on Friday, April 19, 1996 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

                                                                                   FOR        FOR, except     WITHHOLD
Please vote by filling in the appropriate box below, as shown, using blue or       all       vote withheld   AUTHORITY
black ink or dark pencil.  Do not use red ink. /X/                               nominees     for nominees     for all
                                                                                              listed below     nominees
1.   Election of the Board of Managers - Nominees:                                  / /            / /            / /
     Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis Mandell,
     and Frances M. Hawk.
                                                                                   FOR           AGAINST        ABSTAIN
2.       Ratification of the selection of Coopers & Lybrand L.L.P. as               / /            / /            / /
         independent accountants for the fiscal year ending December 31, 1996.




In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

            PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.           002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. THE UNITS REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                -------------------------------------------
                PLEASE MARK, SIGN, DATE AND RETURN THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED
                PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.
                -------------------------------------------

                PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.




                DATE:_________________,1996

                If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.
                ----------------------------------------------------------------





                ----------------------------------------------------------------
                       Signature(s) if held jointly (Title(s), if require)   002